                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


I, Martina L. Bradford, do hereby constitute and appoint Bruce V. Thomas, Stephen E. Hare and Jeffrey M. Gill, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director, officer and/or shareholder of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 2002, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 18th day of July, 2002.



                            /s/ Martina L. Bradford
                            -----------------------
                               Martina L. Bradford

                                POWER OF ATTORNEY


I, G. Waddy Garrett, do hereby constitute and appoint Bruce V. Thomas, Stephen
E. Hare and Jeffrey M. Gill, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director, officer and/or shareholder of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 2002, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 20th day of July, 2002.



                              /s/ G. Waddy Garrett
                              --------------------
                                G. Waddy Garrett

                                POWER OF ATTORNEY


I, Keith Hamill, do hereby constitute and appoint Bruce V. Thomas, Stephen E. Hare and Jeffrey M. Gill, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director, officer and/or shareholder of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 2002, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 31st day of July, 2002.



                                /s/ Keith Hamill
                                ----------------
                                  Keith Hamill

                                POWER OF ATTORNEY


I, Edward B. Hutton, Jr., do hereby constitute and appoint Bruce V. Thomas, Stephen E. Hare and Jeffrey M. Gill, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director, officer and/or shareholder of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 2002, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 18th day of July, 2002.



                           /s/ Edward B. Hutton, Jr.
                           -------------------------
                              Edward B. Hutton, Jr.

                                POWER OF ATTORNEY


I, Thomas C. Norris, do hereby constitute and appoint Bruce V. Thomas, Stephen
E. Hare and Jeffrey M. Gill, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director, officer and/or shareholder of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 2002, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 21st day of July, 2002.



                              /s/ Thomas C. Norris
                              --------------------
                                  Thomas C. Norris

                                POWER OF ATTORNEY


I, Nathu R. Puri, do hereby constitute and appoint Bruce V. Thomas, Stephen E. Hare and Jeffrey M. Gill, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director, officer and/or shareholder of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 2002, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 12th day of August, 2002.



                               /s/ Nathu R. Puri
                               -----------------
                                  Nathu R. Puri

                                POWER OF ATTORNEY


I, John C. Purnell, Jr., do hereby constitute and appoint Bruce V. Thomas, Stephen E. Hare and Jeffrey M. Gill, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director, officer and/or shareholder of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 2002, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 28th day of July, 2002.



                            /s/ John C. Purnell, Jr.
                            ------------------------
                               John C. Purnell, Jr.

                                POWER OF ATTORNEY


I, Jerry I. Reitman, do hereby constitute and appoint Bruce V. Thomas, Stephen
E. Hare and Jeffrey M. Gill, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director, officer and/or shareholder of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 2002, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 29th day of July, 2002.



                              /s/ Jerry I. Reitman
                              --------------------
                                Jerry I. Reitman

                                POWER OF ATTORNEY


I, Russell M. Robinson, II, do hereby constitute and appoint Bruce V. Thomas, Stephen E. Hare and Jeffrey M. Gill, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director, officer and/or shareholder of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 2002, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 26th day of July, 2002.



                          /s/ Russell M. Robinson, II
                          ---------------------------
                             Russell M. Robinson, II

                                POWER OF ATTORNEY


I, James E. Rogers, do hereby constitute and appoint Bruce V. Thomas, Stephen E. Hare and Jeffrey M. Gill, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director, officer and/or shareholder of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 2002, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 25th day of July, 2002.



                              /s/ James E. Rogers
                              -------------------
                                 James E. Rogers

                                POWER OF ATTORNEY


I, Wallace Stettinius, do hereby constitute and appoint Bruce V. Thomas, Stephen
E. Hare and Jeffrey M. Gill, my true and lawful attorneys-in-fact, any of whom acting singly is hereby authorized for me and in my name and on my behalf as a director, officer and/or shareholder of Cadmus Communications Corporation ("Cadmus"), to act and to execute any and all instruments as such attorneys or attorney deem necessary or advisable to enable Cadmus to comply with the Securities Exchange Act of 1934, and any rules, regulations, policies or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the preparation and filing with the Commission of Cadmus' Annual Report on Form 10-K for the fiscal year ended June 30, 2002, and any and all amendments to such Report, together with such other supplements, statements, instruments and documents as such attorneys or attorney deem necessary or appropriate.

I do hereby ratify and confirm all my said attorneys or attorney shall do or cause to be done by the virtue hereof.

WITNESS the execution hereof this 18th day of July, 2002.



                             /s/ Wallace Stettinius
                             ----------------------
                               Wallace Stettinius